Exhibit 99.1

BANKFINANCIAL CORPORATION

Second QUARTER 2025

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected unaudited quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2025		2024
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net (loss) income to average total assets) (1)	(0.10)%	0.58%	(0.49)%	0.56%	0.58%
Return on equity (ratio of net (loss) income to average equity) (1)	(0.91)	5.31	(4.43)	5.03	5.44
Net interest rate spread (1)	2.86	2.94	2.92	2.90	3.11
Net interest margin (TEB) (1) (2)	3.43	3.50	3.49	3.47	3.67
Efficiency ratio (3)	89.59	83.11	84.54	76.73	80.39
Noninterest expense to average total assets (1)	3.33	3.05	3.13	2.82	3.03
Average interest–earning assets to average interest–bearing liabilities	132.78	133.17	133.97	133.26	134.44
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	190	191	197	198	206

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$17,739	$20,274	$20,647	$19,412	$19,505
Interest-bearing deposits in other financial institutions	94,497	124,129	64,182	95,798	113,432
Interest-bearing time deposits in other financial institutions	20,273	33,862	34,156	45,073	53,754
Securities, at fair value	436,965	357,165	360,530	264,905	222,906
Loans receivable, net	795,963	841,055	887,586	923,939	987,745
Foreclosed assets, net	738	1,337	1,391	1,966	1,898
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	22,385	22,464	22,889	22,674	22,765
Bank-owned life insurance	17,757	18,305	18,301	18,277	18,291
Deferred taxes	4,350	3,561	3,761	3,590	4,019
Other assets	11,020	12,479	13,881	14,536	25,885
Total assets	$1,429,177	$1,442,121	$1,434,814	$1,417,660	$1,477,690

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,215,658	$1,232,931	$1,217,541	$1,199,412	$1,252,273
Borrowings	15,000	15,000	20,000	20,000	25,000
Subordinated notes, net of unamortized issuance costs	18,263	18,253	18,736	18,726	18,715
Other liabilities	24,214	18,442	22,160	20,414	24,224
Total liabilities	1,273,135	1,284,626	1,278,437	1,258,552	1,320,212
Stockholders’ equity	156,042	157,495	156,377	159,108	157,478
Total liabilities and stockholders’ equity	$1,429,177	$1,442,121	$1,434,814	$1,417,660	$1,477,690

(1)	Annualized
(2)	Calculated on a tax equivalent basis (“TEB”) assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.
(3)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025		2024
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,129	$16,312	$16,687	$16,886	$17,655
Total interest expense	4,864	4,817	5,010	5,225	5,079
Net interest income	11,265	11,495	11,677	11,661	12,576
Provision for (recovery of) credit losses	2,252	(296)	4,650	485	(122)
Net interest income after provision for (recovery of) credit losses	9,013	11,791	7,027	11,176	12,698
Noninterest income	1,959	1,634	1,570	1,482	1,276
Noninterest expense	11,848	10,912	11,199	10,084	11,135
(Loss) income before income tax	(876)	2,513	(2,602)	2,574	2,839
Income tax (benefit) expense	(517)	432	(838)	581	705
Net (loss) income	$(359)	$2,081	$(1,764)	$1,993	$2,134
Basic and diluted (loss) earnings per common share	$(0.03)	$0.17	$(0.14)	$0.16	$0.17

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$972	$884	$875	$915	$834
Loan servicing fees	76	187	232	97	97
Trust insurance commissions and annuities income	394	437	354	405	349
Loss on sale of premises and equipment	(4)	(5)	(20)	(20)	(9)
(Loss) earnings on bank-owned life insurance	(5)	4	24	(14)	(91)
Bank-owned life insurance death benefit	417	—	—	—	—
Gain on repurchase of Subordinated notes	—	42	—	—	—
Other	109	85	105	99	96
Total noninterest income	$1,959	$1,634	$1,570	$1,482	$1,276

Noninterest Expense
Compensation and benefits	$5,565	$5,704	$5,710	$5,441	$5,943
Office occupancy and equipment	1,790	2,047	1,689	1,532	1,861
Advertising and public relations	232	130	177	117	112
Information technology	985	1,015	934	971	1,049
Professional fees	770	405	410	299	382
Supplies, telephone, and postage	284	289	273	281	292
FDIC insurance premiums	157	157	159	156	144
Other	2,065	1,165	1,847	1,287	1,352
Total noninterest expense	$11,848	$10,912	$11,199	$10,084	$11,135

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025		2024
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate	$13,534	$14,090	$14,829	$15,634	$17,707
Multi-family residential real estate	496,190	506,498	521,957	524,340	527,542
Nonresidential real estate	103,062	104,610	108,153	109,799	109,635
Commercial loans and leases	190,518	221,403	248,595	280,218	339,216
Consumer	1,775	1,733	1,623	1,847	1,787
	805,079	848,334	895,157	931,838	995,887
Allowance for credit losses	(9,116)	(7,279)	(7,571)	(7,899)	(8,142)
Loans, net	$795,963	$841,055	$887,586	$923,939	$987,745

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$414	$273	$336	$149	$268
Multi-family residential real estate	2,615	2,144	3,311	4,837	14,177
Nonresidential real estate	100	—	1,200	2,658	34
Commercial loans	113,552	134,132	130,969	149,449	171,430
Equipment finance	4,505	5,161	7,861	8,068	6,207
Consumer	510	426	490	722	1,184
	$121,696	$142,136	$144,167	$165,883	$193,300
Weighted average interest rate	7.71%	7.71%	7.82%	8.26%	8.77%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$953	$1,013	$1,126	$2,280	$823
Multi-family residential real estate	11,526	17,477	5,713	8,094	12,387
Nonresidential real estate	1,625	3,538	2,712	2,619	711
Commercial loans	122,851	140,783	135,351	171,276	165,347
Equipment finance	25,994	25,668	30,402	44,315	33,140
Consumer	508	532	592	722	682
	$163,457	$189,011	$175,896	$229,306	$213,090
Weighted average interest rate	7.15%	7.10%	7.28%	7.69%	8.17%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025		2024
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$13	$107	$126	$34	$39
Multi–family residential real estate	—	1,395	1,453	1,458	—
Nonresidential real estate	—	—	393	393	380
Equipment finance	9,206	14,911	14,960	20,446	20,395
Consumer	—	—	2	—	—
	9,219	16,413	16,934	22,331	20,814

Loans past due over 90 days still accruing	2,226	1	—	—	—

Other foreclosed assets, net	738	1,337	1,391	1,966	1,898

Nonperforming assets	$12,183	$17,751	$18,325	$24,297	$22,712

Asset Quality Ratios
Nonperforming assets to total assets	0.85%	1.23%	1.28%	1.71%	1.54%
Nonperforming loans to total loans (1)	1.42	1.93	1.89	2.40	2.09
Nonperforming commercial-related loans to total commercial-related loans (2)	1.45	1.96	1.91	2.44	2.13
Nonperforming residential and consumer loans to total residential and consumer loans	0.09	0.68	0.78	0.19	0.20
Allowance for credit losses to nonperforming loans	79.65	44.35	44.71	35.37	39.12

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$584,046	$595,943	$613,914	$616,985	$621,628
% FFIEC total capital	341.81%	352.64%	368.12%	361.51%	359.51%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$199,859	$242,644	$254,850	$253,491	$269,868
% FFIEC total capital	116.97%	143.58%	152.82%	148.53%	156.07%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025		2024
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$217	$175	$218	$164	$167
Multi–family residential real estate	8,492	9,000	1,168	686	1,421
Nonresidential real estate	420	433	441	449	457
Commercial loans and leases	2,184	2,230	2,628	4,700	3,154
Consumer	4	3	4	3	3
	$11,317	$11,841	$4,459	$6,002	$5,202

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$7,279	$7,571	$7,899	$8,142	$8,249
Charge–offs:
Multi–family residential real estate	(297)	—	(5)	—	—
Commercial loans and leases	(133)	(36)	(4,968)	(731)	(10)
Consumer	(4)	(10)	(7)	(12)	(12)
	(434)	(46)	(4,980)	(743)	(22)
Recoveries:
One–to–four family residential real estate	3	2	1	22	2
Multi–family residential real estate	3	2	2	6	4
Commercial loans and leases	3	10	2	—	7
Consumer	1	1	1	—	—
	10	15	6	28	13

Net charge–offs	(424)	(31)	(4,974)	(715)	(9)
Provision for (recovery of) credit losses - loans	2,261	(261)	4,646	472	(98)
Ending balance	$9,116	$7,279	$7,571	$7,899	$8,142

Allowance for credit losses to total loans	1.13%	0.86%	0.85%	0.85%	0.82%
Net charge–offs ratio (1)	(0.21)	(0.01)	(2.19)	(0.30)	—

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025		2024
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$222,444	$231,935	$238,826	$226,882	$262,585
Interest–bearing NOW accounts	275,181	288,857	277,059	276,551	287,668
Money market accounts	303,014	308,924	305,538	306,679	311,276
Savings deposits	159,623	164,323	161,139	160,815	167,250
Certificates of deposit - retail	255,396	238,892	234,979	228,485	223,494
	$1,215,658	$1,232,931	$1,217,541	$1,199,412	$1,252,273

SELECTED AVERAGE BALANCES
Total average assets	$1,424,707	$1,432,964	$1,430,554	$1,430,931	$1,470,076
Total average interest–earning assets	1,356,970	1,363,715	1,361,554	1,359,833	1,399,280
Average loans	825,988	870,896	908,908	964,827	1,010,123
Average securities	406,023	347,092	308,981	252,735	242,591
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	117,469	138,237	136,175	134,781	139,076
Total average interest–bearing liabilities	1,021,963	1,024,008	1,016,350	1,020,434	1,040,842
Average interest–bearing deposits	988,704	986,215	977,619	977,529	997,132
Average borrowings and Subordinated notes	33,259	37,793	38,731	42,905	43,710
Average stockholders’ equity	157,599	156,891	159,454	158,540	156,785

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.77%	4.85%	4.88%	4.94%	5.07%
Average loans	5.17	5.23	5.15	5.07	5.32
Average securities (TEB) (2)	4.32	4.30	4.34	4.45	4.09
Average other interest–earning assets	4.54	4.57	4.95	5.46	5.51
Total average interest–bearing liabilities	1.91	1.91	1.96	2.04	1.96
Average interest–bearing deposits	1.84	1.82	1.88	1.94	1.87
Average cost of total deposits	1.50	1.47	1.52	1.57	1.49
Average cost of retail and commercial deposits	1.84	1.82	1.88	1.94	1.87
Average cost of wholesale deposits, borrowings and Subordinated notes	4.11	4.23	4.13	4.18	4.19
Average cost of funds	1.57	1.56	1.60	1.66	1.58
Net interest rate spread	2.86	2.94	2.92	2.90	3.11
Net interest margin (TEB) (2)	3.43	3.50	3.49	3.47	3.67

(1)	Annualized
(2)	Calculated on a tax equivalent basis assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025		2024
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.92%	10.92%	10.90%	11.22%	10.66%
Risk–based total capital ratio	24.30	23.57	21.79	21.56	20.52
Common Tier 1 (CET1)	20.66	20.28	18.70	18.53	17.60
Risk–based tier 1 capital ratio	20.66	20.28	18.70	18.53	17.60
Tier 1 leverage ratio	10.83	10.91	10.90	11.11	10.75
Tier 1 capital	$154,159	$156,147	$155,832	$158,778	$157,984
BankFinancial, NA (2)
Risk–based total capital ratio	22.95%	22.02%	20.08%	19.96%	19.31%
Common Tier 1 (CET1)	21.76	21.10	19.24	19.11	18.46
Risk–based tier 1 capital ratio	21.76	21.10	19.24	19.11	18.46
Tier 1 leverage ratio	11.44	11.38	11.23	11.48	11.32
Tier 1 capital	$161,946	$161,901	$159,779	$163,355	$165,368

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.57	$12.64	$12.70	$12.18	$10.29
High	12.93	13.58	13.97	12.56	10.70
Low	11.17	11.53	11.36	10.01	9.60
Common shares outstanding	12,460,678	12,460,678	12,460,678	12,460,678	12,460,678
Book value per share	$12.52	$12.64	$12.55	$12.77	$12.64
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	(347.09)%	59.88%	-70.64%	62.52%	58.39%
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net (loss) income	$(359)	$2,081	$(1,764)	$1,993	$2,134
Weighted average basic and dilutive common shares outstanding	12,460,678	12,460,678	12,460,678	12,460,678	12,460,678
Basic and diluted (loss) earnings per common share	$(0.03)	$0.17	$(0.14)	$0.16	$0.17

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in 2020. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.